UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

XO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35217	13-3895178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 25th Floor, New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 13, 2014, XO Group Inc. (the “Company”) issued a press release announcing its financial results as of and for the quarter and year ended December 31, 2013. A copy of the Company’s press release announcing these financial results is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report. The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained in this Item and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 5.02.	Appointment of Certain Officers; Compensatory Arrangements of Certain Officers; Departure of Directors or Certain Officers.

On March 11, 2014, the Company appointed Michael Steib as Chief Executive Officer, effective immediately. Mr. Steib was appointed President of the Company in July 2013, and will continue to serve in that role. Also on March 11, 2014, the Company’s Board of Directors (the “Board”) appointed Mr. Steib to serve as a director of the Board, effective immediately.

Prior to joining the Company, Mr. Steib served as Chief Executive Officer at Vente-Privee USA beginning in 2011. Prior to that position, Mr. Steib served at Google, Inc. as Director, Google TV Ads from January 2007 to September 2009, and Managing Director, Emerging Platforms, from September 2009 to July 2011. From 2001 through 2006, Mr. Steib held positions at NBC Universal/General Electric, including serving as Vice President, Business Development and General Manager, Strategic Ventures.

The terms of Mr. Steib’s employment agreement (the “Steib Agreement”) entered into in connection with his appointment as President of the Company will continue to govern his employment with the Company as Chief Executive Officer and President. The terms of the Steib Agreement are described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2013.

There are no family relationships between Mr. Steib and any director or executive officer of the Company and he has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Steib and other persons pursuant to which Mr. Steib was appointed as Chief Executive Officer or director.

A copy of the Company’s press release announcing Mr. Steib’s appointment as Chief Executive Officer is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following document is included as an exhibit to this report:

99.1	Press Release dated March 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO GROUP INC. (Registrant)

Date: March 13, 2014	By:	/s/ GILLIAN MUNSON
Gillian Munson
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated March 13, 2014.